Supplement to the
Fidelity Freedom K® 2035 Fund
May 28, 2016
As Revised November 4, 2016
Summary Prospectus

Reorganizations. The Board of Trustees of Fidelity Aberdeen Street Trust has unanimously approved an Agreement and Plan of Reorganization between each Fidelity Freedom K® Fund and its corresponding Fidelity Freedom® Fund (each, an “Agreement”).

Each Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of a Fidelity Freedom K® Fund in exchange for shares of its corresponding Fidelity Freedom® Fund equal in total value to the total value of shares of the Fidelity Freedom K® Fund. After an exchange, a Fidelity Freedom K® Fund will distribute the corresponding Fidelity Freedom® Fund shares to its shareholders pro rata, in liquidation of the Fidelity Freedom K® Fund (these transactions are each referred to as a “Reorganization”).

As a result of each proposed Reorganization, shareholders of a Fidelity Freedom K® Fund would receive Class K shares of the corresponding Fidelity Freedom® Fund.

The Reorganizations, which do not require shareholder approval, are contingent upon shareholder approval of a new pricing structure for the Freedom Funds and the funds' implementation of the new structure. The new structure will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. Each Reorganization is expected to be a tax-free transaction. This means that neither a Fidelity Freedom K® Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

Effective December 12, 2016, the following information replaces similar information in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of other Fidelity® funds. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

FF-K-35-SUM-16-02 1.9859661.102	December 15, 2016